UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 19, 2012

MAGNEGAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51883	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road
Tarpon Springs, FL 34689
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 19, 2012, MagneGas Corporation (the “Company”) received approval from NYSE MKT to submit an application to list its common stock on NYSE MKT. The Company intends to submit an application for listing of its comment stock on NYSE MKT, but there is no guarantee that such application will be approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: June 20, 2012	By:	/s/ Ermanno Santilli
Ermanno Santilli Chief Executive Officer